UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: May 13, 2003






                         WORLD TRANSPORT AUTHORITY, INC.
             (Exact name of registrant as specified in its charter)



            Alberta, BC                            93-1202663
     (State of Incorporation)           (I.R.S. Employer Identification No.)

                              140 West Park Avenue
                           El Cajon, California 92020
                    (Address of Principal Executive Offices)




                       (619) 593-2440 Fax: (619) 593-2444
          (Registrant's telephone and fax number, including area code)











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Item 4. Change in Registrant's Certifying Accountant.

        (a)     New Independent Accountants
(i) The Registrant has engaged Stonefield Josephson, Inc. as its new independent public accountants as of May 5, 2003. During the two most recent fiscal years and through May 5, 2003, the Registrant has not consulted with Stonefield Josephson, Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Stonefield Josephson, Inc. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in
Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                World Transport Authority, Inc.


Date: May 13, 2003               By: /s/ Lyle Wardrop
                                     ----------------------------------------
                                     Lyle Wardrop
                                     President and Chief Executive Officer
















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